UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway San Jose, California	95119
(Address of Principal Executive Offices)	(Zip Code)

(408) 717-6000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2017 Performance Incentive Plan

The Board of Directors (the “Board”) of Western Digital Corporation (the “Company”) previously adopted an amendment and restatement of the Western Digital Corporation 2017 Performance Incentive Plan (the “2017 Plan”), subject to approval by the Company’s stockholders. As disclosed in Item 5.07 of this Form 8-K, the Company’s stockholders approved the amendment and restatement of the 2017 Plan on November 14, 2019. Among other things, the amendment and restatement of the 2017 Plan reflects amendments to:

(i)	increase the number of shares of the Company’s common stock available for award grants under the 2017 Plan by 6,000,000 shares, from 88,950,584 shares to a new maximum aggregate limit of 94,950,584 shares; and

(ii)	increase the number of shares of the Company’s common stock that may be delivered under the 2017 Plan pursuant to stock options qualified as incentive stock options under the Internal Revenue Code by an additional 6,000,000 shares, from 85,837,248 shares to a new aggregate incentive stock option limit of 91,837,248 shares. These stock option awards count against, and are not in addition to, the aggregate share limit of 94,950,584 shares referenced in (i) above.

The Board, one or more committees appointed by the Board, or an officer to whom the Board or a Board committee has delegated certain of its authority, administers the 2017 Plan. The Board has delegated general administrative authority for the 2017 Plan to the Compensation Committee of the Board, except the Board retains administrative authority with respect to awards granted to non-employee members of the Board. The administrator of the 2017 Plan has broad authority under the plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the 2017 Plan include officers or employees of the Company or any of its subsidiaries, members of the Board, and certain consultants and advisors to the Company or any of its subsidiaries.

The maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2017 Plan, as amended and restated, equals:

(i)	94,950,584 shares of the Company’s common stock, plus

(ii)	the number of any shares of the Company’s common stock subject to stock options outstanding under the SanDisk Corporation 2013 Incentive Plan (which was assumed by the Company in May 2016 and is referred to herein as the “SanDisk Plan”) as of August 7, 2019 which expire, or for any reason are cancelled or terminated, after August 7, 2019 without being exercised, plus

(iii)	1.72 times the number of any shares of the Company’s common stock subject to restricted share unit awards outstanding and unvested under the SanDisk Plan as of August 7, 2019 which are forfeited, terminated, cancelled, or otherwise reacquired after August 7, 2019 without having become vested.

As of August 7, 2019, a total of 11,378,953 shares of Company common stock were subject to outstanding awards granted under the 2017 Plan, a total of 17,770,439 shares of Company common stock were available for new award grants under the 2017 Plan (before giving effect to the 6,000,000 share increase approved by the Company’s stockholders on November 14, 2019, but after taking into account shares previously issued or transferred pursuant to awards under the 2017 Plan), 373,142 shares of Company common stock were subject to stock options outstanding under the SanDisk Plan and 1,638,029 shares of Company common stock were subject to outstanding and unvested restricted share unit awards under the SanDisk Plan. Shares issued in respect of any “full-value award” (generally, any award other than a stock option or stock appreciation right) granted under the 2017 Plan will continue to be counted against the share limit described above as 1.72 shares for every one share actually issued in connection with the award.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2017 Plan. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the 2017 Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise relates shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. Shares that are reacquired or withheld by the Company to pay the exercise price of an award granted under the 2017 Plan or the SanDisk Plan, shares reacquired or withheld to satisfy the tax withholding obligations related to any award under the 2017 Plan or the SanDisk Plan, and shares purchased on the open market with the cash proceeds from the exercise of stock options, will not be available for subsequent awards under the 2017 Plan except as described in the next sentence. Shares that are reacquired or withheld by the Company on or after November 7, 2018 as full or partial payment in connection with any full-value award granted under the 2017 Plan or the SanDisk Plan, and shares reacquired or withheld on or after November 7, 2018 to satisfy the tax withholding obligations related to any full-value award under the 2017 Plan or the SanDisk Plan, will again be available for subsequent awards under the 2017 Plan. Shares that are subject to or underlie awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 2017 Plan will again be available for subsequent awards under the 2017 Plan. In addition, the 2017 Plan generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2017 Plan.

The types of awards that may be granted under the 2017 Plan include stock options, stock appreciation rights, restricted stock, stock bonuses, performance stock, stock units, phantom stock, dividend equivalents and similar awards, which are granted or denominated in shares of the Company’s common stock, as well as cash bonus awards.

As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2017 Plan and any outstanding awards, as well as the exercise or purchase price of awards, and the performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

The foregoing summary of the 2017 Plan is qualified in its entirety by reference to the text of the 2017 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on November 14, 2019. Results of the voting at the annual meeting of stockholders are set forth below.

Election of Directors. The stockholders elected the following eight directors to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Kimberly E. Alexy	205,180,909	11,628,915	225,937	39,464,320
Martin I. Cole	202,407,974	14,417,220	210,567	39,464,320
Kathleen A. Cote	211,277,743	5,539,344	218,674	39,464,320
Tunç Doluca	215,535,436	1,267,161	233,164	39,464,320
Len. J. Lauer	212,777,167	4,024,615	233,979	39,464,320
Matthew E. Massengill	214,836,063	1,999,908	199,790	39,464,320
Stephen D. Milligan	210,360,960	6,485,101	189,700	39,464,320
Stephanie A. Streeter	214,891,787	1,919,100	224,874	39,464,320

Advisory Vote on Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the named executive officer compensation described in the Company’s definitive proxy statement for the annual meeting of stockholders filed with the Securities and Exchange Commission on October 1, 2019. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
199,504,160	17,000,140	531,461	39,464,320

Approval of the Amended and Restated 2017 Plan. As described in more detail in Item 5.02 above, the stockholders approved the amendment and restatement of the 2017 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
201,449,020	15,325,270	261,471	39,464,320

Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2020. The voting results were as follows:

For	Against	Abstain
245,247,917	11,016,319	235,845

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed as a part of this report.

Exhibit No.	Description

10.1	Western Digital Corporation Amended and Restated 2017 Performance Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Digital Corporation
(Registrant)

	By:	/s/ Michael C. Ray
Date: November 14, 2019		Michael C. Ray
Executive Vice President, Chief Legal Officer and Secretary